                 AMENDMENT NO. 10 TO REVOLVING CREDIT AGREEMENT



                                                          as of January __, 1995



Firstar Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois  60603

NBD Bank, N.A.
611 Woodward Avenue
Detroit, Michigan  48226

Gentlemen:

                 Electronic Assembly Corporation, a Wisconsin corporation (the "Company"), hereby agrees with you as follows:

                 1. Definitions. Reference is made to the Revolving Credit Agreement dated as of April 18, 1991, as amended through Amendment No. 9 thereto dated as of August 1, 1994 (the "Loan Agreement") between the Company and each of you, pursuant to which the Company has issued its revolving credit notes, each dated July 30, 1993, in the aggregate principal amount of $40,000,000 (the "Existing Notes"). All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Loan Agreement as supplemented and amended hereby.

                 2. Extension of Commitment Period. The Company has requested that the Banks agree to extend the Termination Date and the final maturity of the Existing Notes from July 30, 1996 to July 31, 1997. The Banks are willing to grant such extension subject to all of the terms and conditions hereof. Any additional loans made pursuant to the revolving credit as so extended, together with the unpaid balance of the Existing Notes, shall be evidenced by new promissory notes of the Company in the form of Exhibit A annexed hereto (the "New Notes") to be dated as of the date hereof, in the amounts of the Banks' respective Commitments, which shall be executed by the Company and delivered to the Banks against the return of the Existing Notes to the Company. Accrued interest on the Existing Notes outstanding on the date of issuance of the New Notes shall be included in interest due on the New Notes on the first interest payment date specified therein.
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                 3.       Amendments to Loan Agreement.  Upon issuance of the
New Notes, the Loan Agreement shall be amended as of the date hereof as follows:

                 (a) All references in the Loan Agreement to the Notes issued thereunder and the loans evidenced thereby shall refer to the New Notes issued hereunder and the loans evidenced thereby (including the unpaid balances of the Existing Notes).

                 (b) All references to the Loan Agreement in the Loan Agreement and in any related agreements shall refer to the Loan Agreement as amended hereby.


                 (c) The date of July 30, 1996 set forth in Section 1.38 of the Loan Agreement ("Termination Date") shall be amended to July 31, 1997.

                 4. Representations and Warranties. The Company repeats and reaffirms the representations and warranties set forth in Section 3 of the Loan Agreement as of the date hereof, except that the representations in
Section 3.2 of the Loan Agreement are hereby made with respect to the audited consolidated financial statements of Plexus Corp. as of September 30, 1994.
The Company also represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of the Company, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of the articles of incorporation or by-laws of the Company or of any law, rule, regulation, order or judgment presently in effect having applicability to the Company; (ii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority; or (iii) result in any breach of or constitute a default under any indenture or other agreement or instrument under which the Company or any Subsidiary is a party or by which it or its properties may be bound or affected.

                 5. Conditions. Without limiting any of the other terms of the Loan Agreement as amended hereby, this Amendment shall not become effective, and the Banks shall not be required to make any further loans to the Company unless and until:

                          (a) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment and neither the business nor the assets nor the financial condition of the Company or any Guarantor shall have been materially adversely affected as the result of any event or development since September 30, 1994; and

                          (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all instruments, authorizations and other documents applicable thereto shall be satisfactory in form and substance in the reasonable opinion of the Banks and their counsel.

                 6. Confirmation of Loan Agreement, etc. Except as expressly provided above, the Loan Agreement and the other agreements related thereto shall remain in full force and effect.

                 7. Fees and Expenses. The Company shall be responsible for the payment of all fees and out-of-pocket disbursements reasonably incurred by the Banks in connection with the preparation, execution, delivery, administration and enforcement of this Amendment including without limitation the reasonable fees and disbursements of counsel for the Banks, whether or not any transaction contemplated by this Amendment is consummated.

                 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Wisconsin.

                 9. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto any hereto were upon the same instrument.

                 If the foregoing is satisfactory to you, please sign the form of acceptance below and return a signed counterpart hereof to the Company.



                                    Very truly yours,

                                    ELECTRONIC ASSEMBLY CORPORATION


                                    By:
                                            __________________________________
                                    Title:
                                           ___________________________________

                 Agreed to as of the date first above written.


                                    FIRSTAR BANK MILWAUKEE, N.A.


                                    By:
                                            __________________________________
                                    Title:
                                           ___________________________________

                                    HARRIS TRUST AND SAVINGS BANK


                                    By:
                                            __________________________________
                                    Title:
                                           ___________________________________

                                    NBD BANK, N.A.


                                    By:
                                            __________________________________
                                    Title:
                                           ___________________________________

                 The undersigned guarantors hereby consent to the foregoing Amendment to Loan Agreement, and agree that their respective Corporate Guaranty Agreements, each dated as of April 18, 1991, as amended, and all collateral or security therefor, shall remain in full force and effect notwithstanding the amendments made above.

                 Dated as of January __, 1995.



                                        PLEXUS CORP.


                                        By:
                                                ______________________________
                                        Title:
                                               _______________________________

                                        TECHNOLOGY GROUP, INC.


                                        By:
                                                ______________________________
                                        Title:
                                               _______________________________

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                                   EXHIBIT A

                             REVOLVING CREDIT NOTE


$_____________                                              _____________, 199_


                 FOR VALUE RECEIVED, the undersigned, ELECTRONIC ASSEMBLY CORPORATION, hereby promises to pay to the order of _______________ (the "Payee"), on July 31, 1997, at the office of Firstar Bank Milwaukee, N.A., as Agent for the payee hereof, at 777 East Wisconsin Avenue, Milwaukee, Wisconsin in lawful money of the United States of America and in immediately available funds, the principal amount of _______________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all loans made by the Payee to the undersigned under the Revolving Credit Agreement dated as of April 18, 1991, as amended from time to time (the "Credit Agreement"), by and among the undersigned, Firstar Bank Milwaukee, N.A., for itself and as Agent, and certain other banks named therein, together with interest on the principal amount hereof from time to time unpaid. Interest (computed on the basis of the actual number of days elapsed and a year of 360 days) shall accrue on such unpaid principal amount from time to time at the rate or rates set forth in the Credit Agreement, and shall be payable monthly on the first Business Day of each month, or at such other times as may be provided in the Credit Agreement.

                 This Note is one of the New Notes issued under the Credit Agreement, as amended by Amendment No. 10 thereto dated as of the date hereof, and is subject to permissive and mandatory prepayment, in each case upon the terms provided in the Credit Agreement. This Note is payable and secured in accordance with, is governed by and subject to, and is entitled to the benefits of, the Credit Agreement. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

                 This Note shall be construed in accordance with the laws (other than the conflict of laws rules) of the State of Wisconsin. The undersigned waives presentment, protest and notice of dishonor, and agrees, in the event of default hereunder, to pay all costs and expenses of collection, including reasonable attorneys' fees.


                                     ELECTRONIC ASSEMBLY CORPORATION


                                     By:___________________________

                                     Title:________________________